                                                                 EXHIBIT (g)(vi)

                               FORM OF SCHEDULE A
                          ACCOUNTING SERVICES AGREEMENT
                                     BETWEEN
                               SCHWAB INVESTMENTS,
                              SCHWAB CAPITAL TRUST,
                          SCHWAB ANNUITY PORTFOLIOS AND
                               SEI FUND RESOURCES

                                  LIST OF FUNDS

Name of Fund                                                              Date
------------                                                              ----

Schwab MarketTrack Growth Portfolio                                      4/30/98

Schwab MarketTrack Balanced Portfolio                                    4/30/98

Schwab MarketTrack Conservative Portfolio                                4/30/98

Schwab MarketTrack All Equity Portfolio                                  4/15/98

Schwab International Index Fund: Investor Shares, Select Shares          4/30/98

Schwab Small-Cap Index Fund: Investor Shares, Select Shares              4/30/98

Schwab MarketManager International Portfolio                             4/30/98

Schwab MarketManager Balanced Portfolio                                  4/30/98

Schwab MarketManager Growth Portfolio                                    4/30/98

Schwab MarketManager Small Cap Portfolio                                 4/30/98

Schwab MarketTrack Growth Portfolio II                                   4/30/98

Schwab S&P 500 Fund: Select Shares, Investor Shares, e.Shares            11/1/98

Schwab S&P 500 Portfolio                                                 11/1/98

Schwab 1000 Fund:  Select Shares, Investor Shares                        11/1/98

Schwab Analytics Fund                                                    11/1/98

Institutional Select S&P 500 Fund                                         2/1/99

Institutional Select Large-Cap Value Index Fund                           2/1/99

Institutional Select Small-Cap Value Index Fund                           2/1/99

Schwab Total Stock Market Index Fund - Select Shares, Investor Shares     6/1/99

                                    SCHWAB INVESTMENTS
                                    SCHWAB CAPITAL TRUST
                                    SCHWAB ANNUITY PORTFOLIOS

                                    By     _____________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    SEI FUND RESOURCES

                                    By     ______________________________
                                    Name:  Todd Cipperman
                                    Title: Vice President